Third Quarter 2020 Results NYSE: VRS Exhibit 99.2

Forward Looking Statements  Non-GAAP Financial Information In this presentation, all statements that are not purely historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements in this presentation include, but are not limited to our expectations for pricing and input costs. Forward-looking statements may be identified by the words "believe," "expect," "anticipate," "project," "plan," "estimate," "intend," “potential” and other similar expressions. Forward-looking statements are based on currently available business, economic, financial, and other information and reflect management's current beliefs, expectations, and views with respect to future developments and their potential effects on Verso. Actual results could vary materially depending on risks and uncertainties that may affect Verso and its business. Verso’s actual actions and results may differ materially from what is expressed or implied by these statements due to a variety of factors, including: uncertainties regarding the duration and severity of the COVID-19 pandemic and measures intended to reduce its spread; the long-term structural decline and general softening of demand facing the paper industry; adverse developments in general business and economic conditions; developments in alternative media, which are expected to adversely affect the demand for some of Verso's key products, and the effectiveness of Verso's responses to these developments; intense competition in the paper manufacturing industry; Verso's ability to compete with respect to certain specialty paper products for a period of two years after the closing of the Pixelle Sale; Verso's business being less diversified following the sale of two mills after the closing of the Pixelle Sale and the idling of two other mills while exploring alternatives for those mills; Verso's dependence on a small number of customers for a significant portion of its business; Verso's limited ability to control the pricing of its products or pass through increases in its costs to its customers; changes in the costs of raw materials and purchased energy; negative publicity, even if unjustified; any failure to comply with environmental or other laws or regulations, even if inadvertent; legal proceedings or disputes; any labor disputes; and the potential risks and uncertainties described under the caption “Risk Factors” in Verso's Form 10-K for the fiscal year ended December 31, 2019, Verso's Quarterly Report on Form 10-Q for the three months ended March 31, 2020, and from time to time in Verso's other filings with the Securities and Exchange Commission. Verso assumes no obligation to update any forward-looking statement made in this presentation to reflect subsequent events or circumstances or actual outcomes. This presentation contains certain non-GAAP financial information relating to Verso, including EBITDA, Adjusted EBITDA, Adjusted SG&A, Gross profit (excl. D&A) and related margins. Definitions and reconciliations of these non-GAAP measures are included in this presentation. Because EBITDA, Adjusted EBITDA, Adjusted SG&A and Gross profit (excl. D&A) are not measurements determined in accordance with GAAP and are susceptible to varying calculations, EBITDA, Adjusted EBITDA, Adjusted SG&A and Gross profit (excl. D&A) as presented, may not be comparable to similarly titled measures of other companies. You should consider our EBITDA, Adjusted EBITDA, Adjusted SG&A and Gross profit (excl. D&A) in addition to, and not as a substitute for, or superior to, our operating or net income or cash flows from operating activities, which are determined in accordance with GAAP. See the Appendix in this presentation for additional information on EBITDA, Adjusted EBITDA, Adjusted SG&A and Gross profit (excl. D&A) .

BUSINESS UPDATE RANDY J. NEBEL Interim President & CEO

VISION SUPPLY the best products with the highest levels of service GROW market share PRIORITIZE capital projects with fast return on investment FOCUS on improving profitability and cash flow PURSUE cost reductions ENGAGE workforce to achieve goals DELIVER Shareholder Value

FOCUS ON KEY COMPETENCIES Meeting customers’ increasing expectations: Inventory allows for exceptional customer fulfillment as industry begins to recover Qualification of profitable grades on current machines progressing well Expanding current capabilities through fast return projects Focusing on our Graphic paper product offerings: Committed to both sheet and web offerings Reinforcing customer service excellence Strategically reducing costs: Direct (fiber, chemicals, energy) Fixed (labor, maintenance, services) Delivering high quality products to Specialty and Pulp customers representing 33% of capacity

Q3 2020 HIGHLIGHTS Adjusted EBITDA1 for Q3 of $12M improved over Q2 loss of $(9)M CONTINUED TO STRENGTHEN POSITIONING FOR LONG-TERM SUCCESS RETURNED CAPITAL TO STOCKHOLDERS Improved safety performance with a 0.81 TIR through Q3 Focused on strengthening key customer relationships Reinforcing our leadership position in Graphic papers with the highest quality sheet and web product offerings Improving performance at Verso’s two high potential mills Continuing laser focus on cost reduction Paid regular and special dividend totaling $105M MAINTAINED STRONG BALANCE SHEET  + LIQUIDITY $73M in cash after issuance of dividends $293M in liquidity2 No debt IMPROVED PERFORMANCE OVER Q2 1 See Appendix for definitions of EBITDA and Adjusted EBITDA. EBITDA and Adjusted EBITDA are non-GAAP Measures. 2 Includes ABL facility limited by quarter end borrowing base of $244M and inclusive of cash.

Q1 Q2 Q3 Industry has seen reduced capacity Demand improved through the quarter Operating rates improving Q1 Q2 Q3 Q1 Q2 Q3 659 597 532 802 522 624 91% 56% 93% PPPC Data (000) short tons INDUSTRY DYNAMICS IMPROVED North American Coated Freesheet Industry Quarterly Metrics Shown

FINANCIAL UPDATE ALLEN CAMPBELL Senior Vice President & CFO

Net Income impacted by closed and idled mill costs of $20M and severance costs of $8M Price up $27 / ton from Q2 of 2020 with improved product mix Reduced inventory by $52M Planned major maintenance outages completed for the year SG&A initiative savings being realized; YTD adjusted SG&A2 at 4.2% of sales KEY METRICS ($ in Millions except per share data)     Q3 19   Q3 20   Net Sales $ 616   $ 306   Gross Margin (excl. D&A)1 $ 80   $ (3)   Operating Income / (Loss) $ 28 $ (44)   Net Income / (Loss) $ 30 $ (31)   Adjusted EBITDA2 $ 64   $ 12   Adjusted EBITDA Margin2%   10.4%   3.9%   EPS – Diluted $/share $ 0.85   $ (0.92)   1 Depreciation and Amortization (D&A) for Q3 2020 of $21M and Q3 2019 of $25M. 2 See Appendix for definitions of EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin and Adjusted SG&A. EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin and Adjusted SG&A are non-GAAP Measures. Q3 19 Q2 20 Q3 20 Shipments (000 tons) Paper 621 280 308 Pulp 58 66 74 Total 679 346 382 Price $ / ton Paper 945 844 888 Pulp 500 471 433 Average Price $ / ton 907 773 800

Q3 2019 TO Q3 2020 ADJUSTED EBITDA1 BRIDGE ($M) COVID related economic conditions contributed to $40M impact to price, mix and volume $12M of downtime related to idling of Duluth and Wisconsin Rapids mills Improved operational performance in the quarter Strong focus on cost management initiatives 1 See Appendix for definitions of EBITDA and Adjusted EBITDA. EBITDA and Adjusted EBITDA are non-GAAP Measures.

Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 STRONG LIQUIDITY CASH LIQUIDITY1 DEBT ($ in Millions) $6 $42 $209 $276 $73 $294 $318 $498 $423 $293 $21 $0 $0 $0 1 Includes ABL facility limited by borrowing base and inclusive of cash. 2 See Appendix for definitions of EBITDA and Adjusted EBITDA. EBITDA and Adjusted EBITDA are non-GAAP Measures. Changes to Cash Q3 2020 Adjusted EBITDA2 $12 Working Capital 23 CapEx (6) Net Pension (32) Net Interest/Taxes (1) Cash from Operations $(4) Buyback / Dividend (105) Closed/idled Mills (27) Total $(136) $0 4 Quarters of No Debt

Escanaba and Quinnesec mills gross margin of 15.6% (excl. D&A) even with two quarters of COVID impact Unfavorable impacts in Q3 vs. prior year included $23M in price and $8M in volume Total market pulp and paper capacity of 1.4M tons Sheeting business strategy should provide company an additional gross margin of $15 to $20M KEY METRICS: TWO OPERATING MILLS ($ in Millions)   LTM1   Net Sales $ 899   Mill Gross Profit (excl. D&A)2 $ 140   Mill Gross Margin (excl. D&A)2 15.6%   1 Last Twelve Months (LTM) as of September 30, 2020. 2 LTM Depreciation and Amortization (D&A) for the two mills is $46M.

Net Unfunded Liability ($ in Millions) $457 $369 $528 $435 PENSION RE-MEASUREMENT Re-measured GAAP net pension liability as of September 30, 20201 due to various factors, including the net liability transfer on asset sales Assumption changes included a lower September 30, 2020 discount rate2 and updates to mortality experience The re-measurement does not impact the 2020 cash contributions of $49M Changes to Net Liability Q3 2020 2019 Year End $369 Contributions (47) Net Transferred (37) Settlement Gain (9) Actuarial Assumptions 99 Interest/Service Cost 37 Asset Returns 23 September 30, 2020 $435 1 Normal timing would be December 31, 2020 and reflects similar assumption changes occurring at that time. 2 Discount rate declined from 3.11% to 2.71% driving $72M in value change.

STATUS OF IDLED MILLS / ASSET SALES Completing sale of Luke Mill assets Collected $4M through Q3. Expect to receive an additional $22M over next several months Idling costs at Duluth and Wisconsin Rapids mills of $17M in Q3 Recorded Duluth Mill severance in September of $3M Expecting no material environmental costs at Duluth and Wisconsin Rapids Completed transition services agreement with Pixelle in October

$3.4M $2.7M Q1 2020 Q2 2020 $3.4M $19.7M Q3 2020 $3.4M $101.1M Cumulative Return $2.7M $25.8M $130.3M RETURN OF CAPITAL Cumulative repurchase of $22.4M Share Repurchase Paid special dividend of $3 per share and regular dividend of $0.10 per share in Q3 Declared quarterly dividend of $0.10 per share Payable on December 29, 2020 Dividends Total of $130.3 million returned to shareholders in 2020 YTD

LEVERAGE AND IMPROVE OUR STRENGTHS TO MEET DEMAND AND OPTIMIZE OUR BUSINESS Brand Recognition A leading North American producer of well-established paper brands Deep Customer Relationships Focused on customer experience with both service and product offerings Flexibility, Efficiency & Speed Build on strong cost-effective operating platform with fast return projects Coated Freesheet Sheets Coated Freesheet Web Coated Groundwood Digital Sheets and Rolls Label Facestock Release Liner Base Paper Fragrance Paper Hardwood Kraft Graphic Papers Specialty Papers Pulp

Q&A

Q & A APPENDIX

EBITDA, Adjusted EBITDA, Mill Adjusted Net Sales and Mill Adjusted EBITDA Definitions EBITDA consists of earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA reflects adjustments to EBITDA to eliminate the impact of certain items that we do not consider to be indicative of our ongoing performance. Mill Adjusted Net Sales excludes sales from the Androscoggin and Stevens Point mills. Mill Adjusted EBITDA excludes adjustments from the Androscoggin and Stevens Point mills. We use EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, Mill Adjusted Net Sales, Mill Adjusted EBITDA, Adjusted SG&A and Gross Profit (excl. D&A) as a way of evaluating our performance relative to that of our peers and to assess compliance with our credit facilities. We believe that EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin, Adjusted SG&A and Gross Profit (excl. D&A) are non-GAAP operating performance measures commonly used in our industry that provide investors and analysts with measures of ongoing operating results, unaffected by differences in capital structures, capital investment cycles and ages of related assets among otherwise comparable companies. We believe that the supplemental adjustments applied in calculating Adjusted EBITDA , Adjusted EBITDA Margin, Mill Adjusted Net Sales, Mill Adjusted EBITDA, Adjusted SG&A and Gross Profit (excl D&A) are reasonable and appropriate to provide additional information to investors.

Major Maintenance – Excluding Sold Mills Major Outage Timing Q1 Q2 Q3 Q4 2018 No Major Outage Quinnesec Wisconsin Rapids No Major Outage Escanaba 2019 No Major Outage Wisconsin Rapids Escanaba No Major Outage 2020F No Major Outage Quinnesec Escanaba No Major Outage ($ in Millions)

Q3 2019 & Q3 2020 Adjusted EBITDA Reconciliation

YTD 2019 & YTD 2020 Adjusted EBITDA Reconciliation

Q3 and YTD 2020 P&L Adjusted EBITDA Add Back Items

Q3 and YTD 2019 P&L Adjusted EBITDA Add Back Items

LTM and YTD Adjusted EBITDA Reconciliation

Verso Q3 2019 Mill Adjusted Net Sales and Mill Adjusted EBITDA Reconciliation